UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 22, 2005
                                                        -----------------



                              PAB BANKSHARES, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Georgia                    1-11823                     58-1473302
         -------                    -------                     ----------
 (State of Incorporation)   (Commission File Number)          (IRS Employer
                                                            Identification No.)


                3250 North Valdosta Road, Valdosta, Georgia  31602
                ----------------------------------------------------
               (Address of Principal Executive Offices)   (Zip Code)


        Registrant's telephone number, including area code (229) 241-2775
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 24, 2005, PAB Bankshares, Inc. (the "Registrant") issued a news release to announce that on February 22, 2005, the Board of Directors of the Registrant had promoted M. Burke Welsh, Jr. to the position of President and Chief Executive Officer of the Registrant and elected Mr. Welsh to serve on its Board of Directors and on the Board of Directors of the Registrant's subsidiary bank, The Park Avenue Bank (the "Bank").

Mr. Welsh, age 58, has served as Senior Executive Vice President and Chief Banking Officer of the Registrant since March 2003, as Chief Executive Officer of the Bank since August 2004, and as President of the Bank since October 2003. Mr. Welsh has served the Registrant and the Bank in various senior management positions since joining the Registrant in August 2000. Prior to that, Mr. Welsh was employed by Central & Southern Bank and its successors, Premier Bancshares, Inc., and BB&T Corporation from 1992 to 2000, where he last served as the Henry County Market Executive for BB&T Corporation. The Registrant intends to amend the current employment with Mr. Welsh to reflect his new job title and position. All other terms of Mr. Welsh's current employment will remain unchanged. A copy of Mr. Welsh's current employment was included as Exhibit 10.9 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 2003.

The news release announcing the appointment of Mr. Welsh is attached as Exhibit
99.1 to this report and is incorporated by reference into this Item 5.02.

In connection with the appointment of Mr. Welsh, James L. Dewar, Jr. concluded his service as interim President and Chief Executive Officer of the Registrant. Mr. Dewar will continue to serve as Chairman of the Board of Directors of the Registrant.


Item 9.01.   Financial Statements and Exhibits.

             (c) Exhibits:

                 99.1    News Release dated February 24, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PAB BANKSHARES, INC.
                                           --------------------
                                               (Registrant)


Date:  February 24, 2005                   /s/ Donald J. Torbert, Jr.
       -----------------                   --------------------------
                                                 (Signature)
                                           Donald J. Torbert, Jr.,
                                           Executive Vice President and
                                           Chief Financial Officer

EXHIBIT INDEX
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   Number          Description
   ------          -----------

     99.1          News Release dated February 24, 2005.